UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2010

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Item 8.01. Other Events.

On March 16, 2010, MedQuist Inc. (the "Company") entered into a commitment letter (the "Commitment Letter") with General Electric Capital Corporation ("GE Capital") and certain of its affiliates. GE Capital has committed, subject to the terms and conditions set forth in the Commitment Letter, to arrange a credit facility (the "Credit Facility") in an amount that the Company believes is sufficient to enable the Company and its majority shareholder, CBay Inc. ("CBay") to complete the acquisition of the assets of Spheris Inc. and certain of its affiliates (collectively, the "Sellers"), pursuant to the terms of the "stalking horse" Stock Asset and Purchase Agreement (the "Agreement") entered into on February 2, 2010, between the Company, CBay, and the Sellers. GE Capital’s commitment is subject to customary conditions, including entering into definitive documentation for the Credit Facility. While the Company currently believes it will be able to satisfy these conditions, there can be no assurance that the Company will enter into the Credit Facility.

Forward-looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, without limitation, the Company’s belief that it will be able to satisfy the conditions to borrowing provided for under the Commitment Letter, that the Company and CBay will be able to complete the acquisition of the assets of Sellers, and any other statement that is not a statement of historical fact. Actual results and events may vary materially from expectations. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from expectations including, but not limited to, rulings of the Bankruptcy Court. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2009, or as supplemented in the Company’s subsequently filed periodic reports. The Company does not intend to update publicly any forward-looking statements except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

March 19, 2010	By:	Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer & Secretary